File Nos. 2-92583 & 811-4084

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

HAWAIIAN TAX-FREE TRUST
(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant’s Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Aquila Group of Funds
Hawaiian Tax-Free Trust

IMPORTANT NOTICE:

Please exercise your right to vote as soon as possible!

Dear Shareholder:

We recently sent you proxy materials concerning important proposals affecting your Trust, which will be considered at a Special Meeting of Shareholders of your Trust on October 1, 2015 at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii. This letter was sent because you held shares in your Trust on the July 2, 2015 record date and we have not received your vote.

YOUR TRUST’S BOARD RECOMMENDS YOU VOTE "FOR" THE PROPOSALS

YOUR VOTE IS VERY IMPORTANT
VOTING NOW HELPS AVOID UNNECESSARY COMMUNICATIONS WITH
SHAREHOLDERS AND ELIMINATES PHONE CALLS

Voting takes only a few moments.  Please vote using one of the following options:

1.	VOTE ONLINE

Log on to www.proxy-direct.com.  Please have your proxy card in hand to access your control number (located in the box) and follow the on screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call 1-800-337-3503. Please have your proxy card in hand to access your control number (located in the box) and follow the recorded instructions.

3.	VOTE BY MAIL

Complete, sign and date the enclosed proxy card(s), then return them in the enclosed postage paid envelope.

The proxy materials we sent you contain important information regarding the proposals that you and other shareholders are being asked to consider. Please read the materials carefully. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, your Trust’s proxy solicitor, toll free at 877-225-6920.  Proxy materials are also available at http://aquilafunds.com/funds/hawaiian-tax-free-trust/

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.

Aquila Group of Funds
Hawaiian Tax-Free Trust

IMPORTANT NOTICE:

Please exercise your right to vote as soon as possible!

Dear Shareholder:

We recently sent you proxy materials concerning important proposals affecting your Trust, which will be considered at a Special Meeting of Shareholders of your Trust on October 1, 2015 at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii. This letter was sent because you held shares in your Trust on the July 2, 2015 record date and we have not received your vote.

YOUR TRUST’S BOARD RECOMMENDS YOU VOTE "FOR" THE PROPOSALS

YOUR VOTE IS VERY IMPORTANT
VOTING NOW HELPS AVOID UNNECESSARY COMMUNICATIONS WITH SHAREHOLDERS AND ELIMINATES PHONE CALLS

Voting takes only a few moments.  Please vote using one of the following options:

1.	VOTE ONLINE

Log on to the website listed on your voting instruction form. Please have your voting instruction form in hand to access your control number and follow the on screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the toll free number listed on your voting instruction form. Please have your voting instruction form in hand to access your control number and follow the recorded instructions.

3.	VOTE BY MAIL

Complete, sign and date the enclosed voting instruction form(s), then return them in the enclosed postage paid envelope.

The proxy materials we sent you contain important information regarding the proposals that you and other shareholders are being asked to consider. Please read the materials carefully. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, your Trust’s proxy solicitor, toll free at 877-225-6920.  Proxy materials are also available at http://aquilafunds.com/funds/hawaiian-tax-free-trust/

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.